                              Managed Municipals
                                Portfolio Inc.


                                   [GRAPHIC]



                               Quarterly Report

                                August 31, 2001

                                                     [GRAPHIC]



                              Managed Municipals
                                Portfolio Inc.


Dear Shareholder:

   We are pleased to provide the first quarter report for the Managed Municipals Portfolio Inc. ("Fund") for the three months ended August 31, 2001. During the three months covered by this report, the Fund distributed income dividends totaling $0.15 per share. The table below shows the annualized distribution rate and three-month total return based on the Fund's August 31, 2001 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price./1 /

                                   Annualized        Three-Month
             Price Per Share   Distribution Rate/2/ Total Return/2/
             ---------------   -------------------- ---------------
                $12.12 (NAV)          4.95%             4.68%
                $10.99 (NYSE)         5.46%             4.44%

   In comparison, the Lipper Inc. ("Lipper")/3/ peer group of general closed-end municipal bond funds returned 3.50% for the same period.

-----
1The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market value of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by the supply of and demand for the Fund's shares.
2Total returns are based on changes in NAV or the market value, respectively.
 Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $ 0.05 for 12 months. This rate is as of September 30, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund's investment. Past performance is not indicative of future results.
3Lipper is an independent mutual fund-tracking organization.

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Special Shareholder Notice

   As you may or may not know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan, and have been in full operation since United States markets reopened on September 17, 2001. Purchases and redemptions placed after 4:00 p.m. ET on September 10/th/ were executed on the day that the markets reopened, much like orders received over weekends.

   Our experienced portfolio management teams are in constant communication with one another, aware that this event has impacted virtually all global markets. Their resolve to mind your best interests motivates them in this most tragic of times. As a company we are adjusting to the emotional and business challenges presented by these recent events. Our return to the investment needs of our clients is a welcomed focus. We take comfort in knowing that what we are doing is a small part of the response of America.

Municipal Bond Market Update

   The year 2001 started out on a positive note for fixed income investors. Unrelenting volatility in the equity markets, deteriorating corporate earnings and an increased probability of a weaker domestic economy led many investors to sell their equity holdings and reallocate assets to fixed income investments. Beginning with a rare inter-meeting rate cut in January, the U.S. Federal Reserve Board ("Fed") responded to this instability by aggressively lowering short-term interest rates by a total of 275 basis points/4/ over the six-month period that ended June 30, 2001.

   Since the end of June, economic conditions have deteriorated considerably. In an effort to further curb negative economic growth, reduce job loss and bolster sagging consumer confidence, the Fed continued to lower short-term rates. (The latest Fed rate cut of 50 basis points occurred after the close of the reporting period on October 2, 2001, taking rates to a 39-year low of just 2.5%.) Existing concerns over our sluggish economy were exacerbated by the terrorist attacks of September 11/th/. The federal government, which had been running a budget surplus, is now headed toward break-even as hopes of a "U-shaped" recovery have waned.

-----
4 A basis point is 0.01% or one one-hundredth of a percent.

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Investment Strategy

   The Fund seeks as high a level of current income exempt from Federal income tax and also seeks total return, as is consistent with preservation of principal./5/ The Fund invests primarily in long-term, investment-grade/6/ municipal debt securities issued by state and local governments, political subdivisions, agencies and public authorities.

   As of August 31, 2001, approximately 93.6% of the Fund's holdings were rated investment-grade, with approximately 56.1% of the Fund invested in AAA/Aaa-rated bonds, the highest possible rating. The Fund's largest holdings were concentrated in general obligation bonds (20.3%), transportation bonds (16.8%) and hospital bonds (12.3%).

Municipal Bond Market Outlook

   We expect that economic and market conditions will remain weak over the next few months as corporate profits slide, workforces shrink, and Gross Domestic Product ("GDP")/7/ continues to decline. As the market suffers in the aftermath of the September 11/th/ tragedy, we believe that the government will continue to take the necessary steps to resuscitate our economy and work towards recovery. However, a recovery will likely be gradual, as fiscal and monetary stimuli need to work through the system. When the market experiences a resurgence, it may in fact, be more pronounced and "V" shaped in nature, as the Fed continues to add liquidity to our markets and to cut short-term interest rates. The Fed has now taken interest rates down to a level that should encourage many investors to switch out of short-term cash positions and into both the fixed income and equity markets. By doing this, an investor can potentially capture a higher yield in the fixed income market (tax-exempt or taxable) as he or she moves out along the yield curve or looks to re-enter the equity market. Additionally, Congress is providing fiscal stimulus, another key factor to help the economy recuperate.
-----
5 Please note that a portion of the Fund's income may be subject to the
  Alternative Minimum Tax ("AMT").
6 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's
  Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.
7 Gross Domestic Product ("GDP") is the market value of goods and services produced by labor and property in the U.S.

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                                   [GRAPHIC]

   We believe that the demand for municipal bonds will continue to be strong. This year, investors have invested a net $11 billion into municipal bond funds in comparison to last year when municipal bond funds had $13 billion in net redemptions (Source: Wall Street Journal, Monday, October 1, 2001). Overall, we expect investors to remain focused more on fixed income products that have provided a relative safe harbor as the equity market has weakened.

   Thank you for investing in the Managed Municipals Portfolio Inc. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Heath B. McLendon         /s/ Joseph P. Deane
Heath B. McLendon             Joseph P. Deane
Chairman                      Vice President and
                              Investment Officer

October 3, 2001

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                                   [GRAPHIC]

 Take Advantage of the Fund's Dividend Reinvestment Plan!
 Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

 As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

 Plan Summary

 If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

 The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

 If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

 If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

 A more complete description of the current Plan appears in this report beginning on page 29.

 To find more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


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                            Schedule of Investments
                          August 31, 2001 (unaudited)


    Face
   Amount   Rating(a)                  Security                      Value
 ------------------------------------------------------------------------------
  MUNICIPAL BONDS AND NOTES -- 100.0%

 Alabama -- 2.3%
 $5,500,000   AAA     Jefferson County, AL Sewer Revenue,
                       Series A, FGIC-Insured,
                       5.375% due 2/1/36                          $  5,640,470
  3,160,000   AAA     Mobile County, AL Board of School
                       Commissioners, Capital Outlay
                       Warrants, Series B, AMBAC-Insured,
                       5.125% due 3/1/26                             3,196,656
 -----------------------------------------------------------------------------
                                                                     8,837,126
 -----------------------------------------------------------------------------
 Alaska -- 1.1%
  4,000,000   AA+     Valdez, AK Marine Term Revenue
                       Refunding, (BP Pipelines Inc. Project),
                       Series A, 5.850% due 8/1/25                   4,090,560
 -----------------------------------------------------------------------------
 Arizona -- 1.1%
  4,000,000   AAA     Mesa AZ IDA, Discovery Health Systems,
                       Series A, MBIA-Insured,
                       5.625% due 1/1/29                             4,245,320
 -----------------------------------------------------------------------------
 California -- 7.8%
  4,540,000   Ba1*    California Educational Facilities Authority
                       Revenue, (Pooled College & University
                       Projects), Series A, 5.625% due 7/1/23        4,544,267
  2,000,000   AAA     California Educational Facilities Authority
                       Revenue, Stanford University, Series Q,
                       5.250% due 12/1/32                            2,081,480
  4,000,000   A3*     California Health Facilities Authority
                       Revenue, (Cedars-Sinai Medical Center),
                       Series A, 6.250% due 12/1/34                  4,312,640
  1,000,000   A+      California Health Facilities Financing
                       Authority Revenue, Sutter Health,
                       Series A, 6.250% due 8/15/35                  1,085,090
  3,300,000   A-      Los Angeles, CA Regional Airport
                       Improvement Corp., Los Angeles
                       International Airport Lease Revenue,
                       6.500% due 1/1/32(b)                          3,312,012
  5,000,000   AAA     Los Angeles County, CA COP, Antelope
                       Valley Courthouse, Series A, AMBAC-
                       Insured, 5.250% due 11/1/33                   5,168,500
  3,340,000   AAA     Rancho Cucamonga, CA Redevelopment
                       Agency Tax Allocation, (Rancho
                       Redevelopment Project), MBIA-Insured,
                       5.125% due 9/1/30                             3,399,018

                                                     See Notes to
                                                     Financial Statements.

------------------------                             ------------------------
                                   [GRAPHIC]

                            Schedule of Investments
                    August 31, 2001 (unaudited) (continued)

    Face
   Amount    Rating(a)                 Security                       Value
 -------------------------------------------------------------------------------
 California -- 7.8% (continued)
 $ 2,750,000   AAA     Sacramento County, CA COP, (Public
                        Facilities Project), MBIA-Insured,
                        5.375% due 2/1/19                          $  2,917,722
   2,500,000   AAA     San Francisco, CA City & County Airports
                        Commission, International Airport
                        Revenue, Second Series-27B, FGIC-
                        Insured, 5.000% due 5/1/22                    2,538,100
 ------------------------------------------------------------------------------
                                                                     29,358,829
 ------------------------------------------------------------------------------
 Colorado -- 14.8%
   3,000,000   AAA     Arapahoe County, CO Capital
                        Improvement Trust Fund, E-470 Public
                        Highway Authority Revenue, (Pre-
                        Refunded -- Escrowed with U.S.
                        government securities to 8/31/05
                        Call @ 103), 7.000% due 8/31/26               3,513,900
   4,000,000   AAA     Colorado Educational & Cultural
                        Facilities Revenue Refunding,
                        (University of Denver Project),
                        AMBAC-Insured, 5.375% due 3/1/23              4,186,000
   3,000,000   A       Colorado Health Facilities Authority
                        Revenue, Series B, Remarketed 7/8/98,
                        5.350% due 8/1/15                             3,050,370
   2,000,000   BBB+    Colorado Springs, CO Airport Revenue,
                        Series A, 7.000% due 1/1/22 (b)               2,073,400
  60,000,000   Aaa*    Dawson Ridge, CO Metropolitan
                        District No. 1, Series B, (Escrowed
                        to maturity with REFCO Strips),
                        zero coupon due 10/1/22                      16,676,400
                       Denver, CO City & County Airport
                        Revenue, Series C:
   3,155,000   A           6.750% due 11/15/22 (b)                    3,311,141
  10,165,000   A           6.125% due 11/15/25 (b)                   11,774,424
   8,160,000   A           Escrowed to maturity with U.S.
                            government securities,
                            6.125% due 11/15/25(b)(c)                 9,451,973
     845,000   Aaa*        Pre-Refunded -- Escrowed with U.S.
                            government securities to 11/15/02
                            Call @ 102, 6.750% due 11/15/22(b)          902,020
   1,000,000   AAA     Denver, CO City & County, COP Series B,
                        AMBAC-Insured, 5.500% due 12/1/25             1,055,180
 ------------------------------------------------------------------------------
                                                                     55,994,808
 ------------------------------------------------------------------------------

                                                        See Notes to
                                                        Financial Statements.

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                                   [GRAPHIC]

                            Schedule of Investments
                    August 31, 2001 (unaudited) (continued)

    Face
   Amount   Rating(a)                  Security                      Value
 ------------------------------------------------------------------------------
 Connecticut -- 0.3%
 $1,000,000   AAA     Connecticut State Health & Education
                       (Child Care Facilities Project), Series C,
                       AMBAC-Insured, 5.625% due 7/1/29           $  1,064,730
 -----------------------------------------------------------------------------
 Florida -- 7.4%
  2,000,000   AAA     Brevard County, FL Health Care Facilities
                       Revenue, (Health First Inc. Project),
                       MBIA-Insured, 5.125% due 4/1/31               1,995,380
  3,000,000   AAA     Florida State Board & Educational Capital
                       Outlay, GO, FSA-Insured,
                       5.000% due 6/1/24                             3,004,710
  3,000,000   AA+     Florida State Board of Education, GO,
                       Series A, 5.125% due 6/1/21                   3,051,540
  2,000,000   AA-     Jacksonville, FL Electric Authority
                       Water & Sewer Revenue, Series A,
                       5.375% due 10/1/35                            2,014,800
  3,000,000   AAA     Jacksonville, FL, Sales Tax Revenue,
                       AMBAC-Insured, 5.000% due 10/1/23             3,006,960
  5,000,000   BBB-    Martin County, FL IDA, (Indiantown
                       Cogeneration Project), Series A,
                       7.875% due 12/15/25 (b)                       5,238,000
  1,000,000   AAA     Miami Beach, FL Stormwater Revenue,
                       FGIC-Insured, 5.375% due 9/1/30               1,029,190
  2,000,000   Aaa*    Orange County, FL School Board, Certificate
                       Participation, Series A, MBIA-Insured
                       5.250% due 8/1/23                             2,052,820
  2,000,000   AAA     Orange County, FL Tourist Development Tax
                       Revenue, Series A, AMBAC-Insured,
                       4.750% due 10/1/24                            1,923,980
                      Tampa, FL Revenue, (Florida Aquarium
                       Inc. Project), (Pre-Refunded --
                       Escrowed with U.S. government
                       securities to 5/1/02 Call @ 102):
  2,345,000   NR          7.550% due 5/1/12 (c)                      2,467,245
  2,000,000   NR          7.750% due 5/1/27 (c)                      2,106,820
 -----------------------------------------------------------------------------
                                                                    27,891,445
 -----------------------------------------------------------------------------
 Georgia -- 1.8%
  3,500,000   AAA     Augusta, GA Water & Sewer Revenue,
                       FSA-Insured, 5.250% due 10/1/26               3,596,320
  2,000,000   A3*     Private Colleges & Universities Authority
                       Revenue, (Mercer University Project),
                       Series A, 5.250% due 10/1/25                  2,013,920

                                               See Notes to
                                               Financial Statements.

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                                   [GRAPHIC]

                            Schedule of Investments
                    August 31, 2001 (unaudited) (continued)

    Face
   Amount    Rating(a)                  Security                      Value
 -------------------------------------------------------------------------------
 Georgia -- 1.8% (continued)
 $ 1,000,000   BBB-    Savannah, GA EDA Revenue, College of
                        Art & Design Inc., 6.900% due 10/1/29      $  1,067,230
 ------------------------------------------------------------------------------
                                                                      6,677,470
 ------------------------------------------------------------------------------
 Hawaii -- 0.5%
   2,000,000   A       Hawaii State Department of Budget &
                        Finance, Special Purpose Revenue,
                        Kaiser Permanente, Series A, 5.100%
                        due 3/1/14                                    2,013,440
 ------------------------------------------------------------------------------
 llinois -- 6.4%
   4,095,000   AAA     Chicago, IL GO, Series D, FGIC-Insured,
                        5.500% due 1/1/35                             4,242,625
   6,000,000   AAA     Chicago, IL Skyway Toll Bridge Revenue,
                        AMBAC-Insured, 5.500% due 1/1/31              6,258,480
   8,000,000   A       Illinois Health Facilities Authority
                        Revenue OSF Healthcare Systems,
                        6.250% due 11/15/29                           8,355,840
   5,000,000   AAA     Illinois State GO, MBIA-Insured,
                        5.625% due 6/1/25                             5,243,100
 ------------------------------------------------------------------------------
                                                                     24,100,045
 ------------------------------------------------------------------------------
 Indiana -- 1.4%
   5,000,000   A1*     Indiana Port Commission Revenue
                        Refunding, (Cargill Inc. Project),
                        6.875% due 5/1/12                             5,192,100
 ------------------------------------------------------------------------------
 Louisiana -- 1.5%
   5,500,000   A1*     St. Martin Parish, LA Industrial Revenue,
                        (Cargill Inc. Project), 6.625% due 10/1/12    5,764,385
 ------------------------------------------------------------------------------
 Maryland -- 0.2%
  10,000,000   NR      Maryland State Energy Financing
                        Administration, Solid Waste Disposal
                        Revenue, (Hagerstown Recycling
                        Project), 9.000% due 10/15/16 (b)(d)            900,000
 ------------------------------------------------------------------------------
 Massachusetts -- 1.1%
   2,000,000   AA+     Massachusetts Bay Transportation
                        Authority, Sales Tax Revenue, Series A,
                        5.500% due 7/1/30                             2,089,320
   2,000,000   Aaa*    Massachusetts State College Building
                        Authority Revenue, Series 1, MBIA-
                        Insured 5.375% due 5/1/39                     2,049,040
 ------------------------------------------------------------------------------
                                                                      4,138,360
 ------------------------------------------------------------------------------

                                                        See Notes to
                                                        Financial Statements.

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                                   [GRAPHIC]

                            Schedule of Investments
                    August 31, 2001 (unaudited) (continued)

     Face
    Amount   Rating(a)                 Security                     Value
  ----------------------------------------------------------------------------
  Michigan -- 5.0%
  $2,000,000    AAA    Anchor Bay, MI School District, GO,
                        Q-SBLF-Insured, 5.000% due 5/1/29        $  1,982,100
   3,000,000    AAA    East Lansing, MI School District, GO,
                        Q-SBLF-Insured, 5.625% due 5/1/30           3,153,840
   2,000,000    AAA    Howell, MI Public Schools, GO, Q-SBLF-
                        Insured, 5.250% due 5/1/22                  2,054,740
                       Michigan State COP, AMBAC-Insured:
   2,345,000    AAA      5.500% due 6/1/19                          2,471,091
   4,000,000    AAA      5.500% due 6/1/27                          4,168,600
   8,000,000    NR     Michigan State Strategic Fund Resources
                        Recovery, Limited Obligation Revenue,
                        Central Wayne Energy Recovery L.P.,
                        Series A, 7.000% due 7/1/27 (b)             5,200,000
  ---------------------------------------------------------------------------
                                                                   19,030,371
  ---------------------------------------------------------------------------
  Minnesota -- 2.5%
   1,500,000    AAA    Dakota County, MN Community
                        Development Agency, Multi-Family
                        Housing Revenue, FNMA-Collateralized,
                        5.625% due 2/1/26                           1,546,290
   2,500,000    A1*    Duluth, MN IDA, Seaway Port Authority
                        Dock & Wharf Revenue, (Cargill Inc.
                        Project), 6.800% due 5/1/12                 2,596,025
                       Minneapolis & St. Paul, MN Community
                        Airport Revenue:
   1,000,000    AAA        Series A, FGIC-Insured,
                            5.125% due 1/1/25                       1,010,630
   3,000,000    AAA        Sub-Series C, FGIC-Insured,
                            5.250% due 1/1/26                       3,068,580
   1,225,000    AA+    Minnesota State Housing Financing Agency,
                        Single-Family Mortgage, Series I,
                        5.500% due 1/1/17                           1,276,217
  ---------------------------------------------------------------------------
                                                                    9,497,742
  ---------------------------------------------------------------------------
  Missouri -- 1.1%
                       St Louis, MO Airport Revenue (Airport
                        Development Program), Series A,
                        MBIA-Insured:
   2,000,000    AAA        5.000% due 7/1/21                        2,012,200
   2,000,000    AAA        5.000% due 7/1/26                        1,997,040
  ---------------------------------------------------------------------------
                                                                    4,009,240
  ---------------------------------------------------------------------------

                                                        See Notes to
                                                        Financial Statements.

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                                   [GRAPHIC]

                            Schedule of Investments
                    August 31, 2001 (unaudited) (continued)

    Face
   Amount   Rating(a)                  Security                      Value
 ------------------------------------------------------------------------------
 Montana -- 2.1%
 $8,000,000    NR     Montana State Board Investment Resource
                       Recovery Revenue, (Yellowstone Energy L.P.
                       Project), 7.000% due 12/31/19 (b)          $  7,797,840
 -----------------------------------------------------------------------------
 Nevada -- 1.6%
  6,000,000    AAA    Truckee Meadows, NV Water Authority
                       Revenue, Series A, FSA-Insured,
                       5.000% due 7/1/25                             5,925,540
 -----------------------------------------------------------------------------
 New Hampshire -- 1.0%
  3,715,000    AAA    New Hampshire Health & Education Facilities
                       Authority Revenue University System of New
                       Hampshire, AMBAC-Insured,
                       5.125% due 7/1/33                             3,722,356
 -----------------------------------------------------------------------------
 New Jersey -- 3.5%
  5,200,000    A+     Hudson County, NJ Improvement Authority,
                       6.625% due 8/1/25                             5,413,772
  5,000,000    A+     New Jersey Health Care Facilities Financing
                       Authority Revenue, Robert Wood Johnson
                       University Hospital, 5.700% due 7/1/20        5,323,800
  2,395,000    AA-    New Jersey State Highway Authority, Garden
                       State Parkway General Revenue,
                       5.625% due 1/1/30                             2,560,495
 -----------------------------------------------------------------------------
                                                                    13,298,067
 -----------------------------------------------------------------------------
 New Mexico -- 0.5%
  1,860,000    AAA    New Mexico Mortgage Financing Authority,
                       Single-Family Mortgages, Series D-3,
                       5.625% due 9/1/28                             1,918,962
 -----------------------------------------------------------------------------
 New York -- 3.5%
  3,000,000    AAA    Nassau Health Care Corp., NY Health Systems
                       Revenue, Nassau County Guaranteed, FSA-
                       Insured, 5.750% due 8/1/29                    3,219,930
  3,500,000    AA     New York City, NY Municipal Water
                       Financing Authority, Water & Sewer System
                       Revenue, Series D, 5.250% due 6/15/25         3,589,530
  3,000,000    AAA    New York State Dormitory Authority Revenue,
                       Series B, FSA-Insured, 5.500% due 5/15/30     3,147,810

                                                        See Notes to
                                                        Financial Statements.

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                                   [GRAPHIC]

                            Schedule of Investments
                    August 31, 2001 (unaudited) (continued)

    Face
   Amount    Rating(a)                  Security                      Value
 -------------------------------------------------------------------------------
 New York -- 3.5% (continued)
 $ 3,000,000   AAA     New York State Thruway Authority Highway
                        & Bridge Revenue, Series B-1, FGIC-
                        Insured, 5.400% due 4/1/17                 $  3,191,160
 ------------------------------------------------------------------------------
                                                                     13,148,430
 ------------------------------------------------------------------------------
 North Dakota -- 1.3%
   5,000,000   AAA     Oliver County, ND PCR, AMBAC-Insured,
                        5.300% due 1/1/27                             5,091,650
 ------------------------------------------------------------------------------
 Ohio -- 11.5%
   4,500,000   Aa2*    Bexley, OH City School District, GO,
                        5.125% due 12/1/27                            4,534,245
   2,000,000   AAA     Canton, OH City School District, GO, Series
                        A, MBIA-Insured,
                        5.500% due 12/1/20                            2,109,400
   2,000,000   AAA     Cincinnati, OH City School District, GO,
                        MBIA-Insured, 5.000% due 12/1/21              2,014,200
                       Cincinnati, OH Water System Revenue:
   1,345,000   AA+       5.000% due 12/1/20                           1,357,293
   1,700,000   AA+       5.125% due 12/1/21                           1,726,571
   3,000,000   AAA     Cleveland, OH Airport System Revenue,
                        Series A, FSA-Insured,
                        5.000% due 1/1/31                             2,981,520
   2,000,000   AAA     Cuyahoga County, OH Hospital Revenue
                        Refunding, University Hospitals Health
                        System Inc., AMBAC-Insured,
                        5.500% due 1/15/30                            2,075,380
  10,000,000   Aaa*    Hamilton County, OH Sales Tax Revenue,
                        AMBAC-Insured, 5.250% due 12/1/32            10,167,500
   4,000,000   AAA     Lucas County, OH Hospital Revenue,
                        Promedia Healthcare Obligation Group,
                        AMBAC-Insured, 5.375% due 11/15/29            4,105,480
   3,025,000   Aaa*    Muskingum County, OH GO, Refunding,
                        County Facilities Improvement,
                        MBIA-Insured, 5.125% due 12/1/19              3,103,559
   1,375,000   AAA     Ohio State Higher Educational Facility
                        Commission Revenue, (University of
                        Dayton Project), AMBAC-Insured,
                        5.500% due 12/1/25                            1,442,939
   2,500,000   AAA     Portage County, OH GO, MBIA-Insured,
                        5.250% due 12/1/17                            2,611,925
   1,500,000   Aaa*    Trumbull County, OH MBIA-Insured,
                        5.200% due 12/1/20                            1,535,370

                                                        See Notes to
                                                        Financial Statements.

------------------------                                -----------------------

                                   [GRAPHIC]

                            Schedule of Investments
                    August 31, 2001 (unaudited) (continued)

   Face
  Amount   Rating(a)                    Security                       Value
---------------------------------------------------------------------------------
Ohio -- 11.5% (continued)
$2,000,000   AAA     University of Cincinnati, OH General Receipts
                      Revenue, Series A, FGIC-Insured, 5.250%
                      due 6/1/24                                    $  2,052,700
 1,500,000   AAA     Warrensville Heights, OH City School District,
                      School Improvements, FGIC-Insured,
                      5.625% due 12/1/20                               1,607,820
--------------------------------------------------------------------------------
                                                                      43,425,902
--------------------------------------------------------------------------------
Oregon -- 2.8%
 3,210,000   AA      Clackamas County, OR Hospital Facilities
                      Authority Revenue, Legacy Health System,
                      5.750% due 5/1/16                                3,481,309
 5,000,000   Aaa*    Clackamas County, OR School District
                      No 007J, Lake Oswego, GO
                      MBIA-Insured, 5.000% due 6/1/26                  5,003,450
 2,000,000   Aaa*    Portland, OR GO, Limited Tax Revenue, Series
                      A, MBIA-Insured, 5.125% due 6/1/30               2,025,400
--------------------------------------------------------------------------------
                                                                      10,510,159
--------------------------------------------------------------------------------
Pennsylvania -- 0.7%
 2,500,000   AAA     Allegheny County, PA Sanitary Authority,
                      Sewer Revenue, MBIA-Insured,
                      5.375% due 12/1/24                               2,576,075
--------------------------------------------------------------------------------
South Carolina -- 1.4%
 2,000,000   A3*     Myrtle Beach, SC COP, Myrtle Beach
                      Convention Center, (Pre-Refunded --
                      Escrowed with U.S. government securities to
                      7/1/02 Call @ 102), 6.875% due 7/1/07 (c)        2,110,480
 3,000,000   AAA     South Carolina Transportation Infrastructure
                      Bank Revenue, Series A, MBIA-Insured,
                      5.500% due 10/1/30                               3,139,350
--------------------------------------------------------------------------------
                                                                       5,249,830
--------------------------------------------------------------------------------
Tennessee -- 1.1%
 1,150,000   NR      Hardeman County, TN Correctional Facilities
                      Corp., 7.750% due 8/1/17                         1,140,547
 3,000,000   AA      Tennessee State GO, Series A,
                      5.250% due 3/1/17                                3,137,850
--------------------------------------------------------------------------------
                                                                       4,278,397
--------------------------------------------------------------------------------

                                                        See Notes to
                                                        Financial Statements.

------------------------                                -----------------------

                                   [GRAPHIC]

                            Schedule of Investments
                    August 31, 2001 (unaudited) (continued)

     Face
    Amount    Rating(a)                 Security                     Value
  -----------------------------------------------------------------------------
  Texas -- 5.5%
  $ 1,160,000   AAA     Burleson, TX ISD, GO, PSFG
                         6.750% due 8/1/24                        $  1,289,236
                        Fort Worth, TX International Airport
                         Facility Improvement Corp. Revenue,
                         (American Airlines Inc. Project):
    8,000,000   BBB-        6.375% due 5/1/35 (b)                    8,206,480
    2,000,000   BBB-        Series A, 5.950% due 5/1/29 (b)          2,064,120
    2,000,000   BBB-        Series B, 6.050% due 5/1/29 (b)          2,088,820
    1,000,000   AAA     Harris County, TX Health Facilities,
                         Development Corp., Hospital Revenue,
                         School Health Care Systems, Series B,
                         (Escrowed to maturity with
                         U.S. government securities),
                         5.750% due 7/1/27                           1,111,120
    6,000,000   AAA     Houston, TX Water & Sewer System
                         Revenue, Junior Lien, Series A,
                         FGIC-Insured, 5.375% due 12/1/27            6,133,620
  ----------------------------------------------------------------------------
                                                                    20,893,396
  ----------------------------------------------------------------------------
  Virginia -- 1.0%
                        Virginia State HDA, Multi-Family Housing:
    1,655,000   AA+       Series D, 6.250% due 1/1/15                1,752,198
    1,235,000   AAA       Series H, AMBAC-Insured,
                           6.300% due 11/1/15                        1,315,781
      600,000   AA+       Series K, 5.800% due 11/1/10                 642,726
  ----------------------------------------------------------------------------
                                                                     3,710,705
  ----------------------------------------------------------------------------
  Washington -- 4.7%
                        Chelan County, WA GO, Public Utilities,
                         District No. 1, Columbus River Rock:
   22,685,000   AAA         Series A, MBIA-Insured,
                             zero coupon due 6/1/22                  7,636,678
    4,750,000   AA          Series B, Remarketed 7/1/92,
                             Mandatory put 7/1/19,
                             6.750% due 7/1/62 (b)                   5,132,850
    5,000,000   AAA     Washington State, GO, Series 02-A,
                         FSA-Insured, 5.000% due 7/1/26              4,971,500
  ----------------------------------------------------------------------------
                                                                    17,741,028
  ----------------------------------------------------------------------------
  Wisconsin -- 1.5%
    4,070,000   AA      Wisconsin State GO, Series B,
                          6.600% due 1/1/22 (b)                      4,184,164

                                                        See Notes to
                                                        Financial Statements.

------------------------                                -----------------------

                                   [GRAPHIC]

                            Schedule of Investments
                    August 31, 2001 (unaudited) (continued)

   Face
  Amount   Rating(a)                    Security                        Value
----------------------------------------------------------------------------------
Wisconsin -- 1.5% (continued)
                     Wisconsin State Health & Educational Facilities
                      Authority Revenue,
                      MBIA-Insured:
$1,100,000    A          Kenosha Hospital & Medical Center
                          Project, 5.700% due 5/15/20                $  1,102,882
   250,000    AAA        The Medical College of Wisconsin Inc.
                          Project, 5.400% due 12/1/16                     261,703
---------------------------------------------------------------------------------
                                                                        5,548,749
---------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $366,100,369**)                       $377,643,057
---------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, with the exception of those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Security is in default.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 17 and 18 for definitions of ratings and certain security descriptions.

                                                        See Notes to
                                                        Financial Statements.

------------------------                                -----------------------

                                   [GRAPHIC]

                  Summary of Investments by Combined Ratings
                          August 31, 2001 (unaudited)








                                   Standard &     Percentage of
               Moody's  and/or       Poor's     Total Investments
                 Aaa                  AAA              56.1%
                 Aa                    AA              11.8
                 A                     A               20.2
                Baa                   BBB               5.5
                 Ba                    BB               1.2
                 NR                    NR               5.2
                                                      -----
                                                      100.0%
                                                      =====

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                 Bond Ratings
                                  (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB    --Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative
and B   with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and
        "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards. Together with the
        "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in
        "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                          Short-Term Security Ratings
                                  (unaudited)


SP-1   --Standard & Poor's highest rating indicating very strong
         or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    --Standard & Poor's highest commercial paper and
         variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 --Moody's highest rating for issues having a demand feature
         -- VRDO.
P-1    --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.




                             Security Descriptions
                                  (unaudited)

ABAG   --Association of Bay Area
         Governments
AIG    --American International Guaranty
AMBAC  --AMBAC Indemnity Corporation
BAN    --Bond Anticipation Notes
BIG    --Bond Investors Guaranty
CDA    --Community Development
         Administration
CGIC   --Capital Guaranty Insurance
         Company
CHFCLI --California Health Facility
         Construction Loan Insurance
COP    --Certificate of Participation
EDA    --Economic Development Authority
ETM    --Escrowed To Maturity
FAIRS  --Floating Adjustable Interest Rate
         Securities
FGIC   --Financial Guaranty Insurance
         Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage
         Corporation
FNMA   --Federal National Mortgage
         Association
FRTC   --Floating Rate Trust Certificates
FSA    --Financial Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage
         Association
GO     --General Obligation
HDA    --Housing Development Authority
HDC    --Housing Development
         Corporation
HFA    --Housing Finance Authority
IDA    --Industrial Development
         Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
INFLOS --Inverse Floaters
ISD    --Independent School District
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors
         Assurance Corporation
MVRICS --Municipal Variable Rate Inverse
         Coupon Security
PCR    --Pollution Control Revenue
PFA    --Public Finance Authority
PSFG   --Permanent School Fund
         Guaranty
Q-SBLF --Qualified School Bond Loan
         Fund
RAN    --Revenue Anticipation Notes
RIBS   --Residual Interest Bonds
RITES  --Residual Interest Tax-Exempt
         Securities
SYCC   --Structured Yield Curve
         Certificate
TAN    --Tax Anticipation Notes
TECP   --Tax Exempt Commercial Paper
TOB    --Tender Option Bonds
TRAN   --Tax and Revenue Anticipation
         Notes
VAN    --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWE   --Variable Rate Wednesday
         Demand

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                      Statement of Assets and Liabilities
                                  (unaudited)

                                                                   August 31, 2001
-----------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $366,100,369)                       $377,643,057
  Interest receivable                                                   5,001,405
  Receivable for securities sold                                        4,820,000
----------------------------------------------------------------------------------
  Total Assets                                                        387,464,462
----------------------------------------------------------------------------------
LIABILITIES:
  Payable to bank                                                         561,648
  Dividends payable                                                       503,762
  Investment advisory fee payable                                          96,775
  Administration fee payable                                               65,251
  Accrued expenses                                                        146,676
----------------------------------------------------------------------------------
  Total Liabilities                                                     1,374,112
----------------------------------------------------------------------------------
Total Net Assets                                                    $ 386,090,350
----------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                       $      31,849
  Capital paid in excess of par value                                 387,408,505
  Undistributed net investment income                                      95,200
  Accumulated net realized loss from security transactions           (12,987,892)
  Net unrealized appreciation of investments                           11,542,688
----------------------------------------------------------------------------------
TOTAL NET ASSETS
 (Equivalent to $12.12 a share on 31,848,644 shares of $0.001 par
 value outstanding; 500,000,000 shares authorized)                  $ 386,090,350
----------------------------------------------------------------------------------

                                                        See Notes to
                                                        Financial Statements.

------------------------                                -----------------------

                                   [GRAPHIC]

                            Statement of Operations
                                  (unaudited)

                                                            Three Months
                                                                Ended
                                                           August 31, 2001
     ----------------------------------------------------------------------
     INVESTMENT INCOME:
       Interest                                               $5,420,610
     ---------------------------------------------------------------------
     EXPENSES:
       Investment advisory fee (Note 3)                          668,331
       Administration fee (Note 3)                               190,952
       Shareholder communications                                 40,031
       Shareholder and system servicing fees                      32,316
       Audit and legal                                            14,556
       Directors' fees                                             9,347
       Registration fees                                           7,561
       Custody                                                     4,780
       Pricing service fees                                        3,905
       Other                                                       1,740
     ---------------------------------------------------------------------
       Total Expenses                                            973,519
       Less: Management fee waiver (Note 3)                    (343,770)
     ---------------------------------------------------------------------
       Net Expenses                                              629,749
     ---------------------------------------------------------------------
     Net Investment Income                                     4,790,861
     ---------------------------------------------------------------------
     REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
      Realized Gain From Security Transactions
      (excluding short-term securities):
         Proceeds from sales                                  36,846,389
         Cost of securities sold                              35,955,036
     ---------------------------------------------------------------------
       Net Realized Gain                                         891,353
     ---------------------------------------------------------------------
       Increase in Net Unrealized Appreciation (Note 1)       11,407,563
     ---------------------------------------------------------------------
     Net Gain on Investments                                  12,298,916
     ---------------------------------------------------------------------
     Increase in Net Assets From Operations                  $17,089,777
     ---------------------------------------------------------------------

                                                        See Notes to
                                                        Financial Statements.

------------------------                                -----------------------

                                   [GRAPHIC]

                      Statements of Changes in Net Assets

                                                    Three Months
                                                        Ended
                                                   August 31, 2001  Year Ended
                                                     (unaudited)   May 31, 2001
---------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                             $  4,790,861   $ 19,132,327
  Net realized gain                                      891,353      3,688,224
  Increase in net unrealized appreciation             11,407,563     21,646,189
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              17,089,777     44,466,740
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                               (4,777,296)   (19,162,536)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                      (4,777,296)   (19,162,536)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Treasury stock acquired                                     --     (3,648,358)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Fund Share Transactions                                    --     (3,648,358)
--------------------------------------------------------------------------------
Increase in Net Assets                                12,312,481     21,655,846
NET ASSETS:
  Beginning of period                                373,777,869    352,122,023
--------------------------------------------------------------------------------
  End of period*                                    $386,090,350   $373,777,869
--------------------------------------------------------------------------------
* Includes undistributed net investment income of:       $95,200        $22,877
--------------------------------------------------------------------------------

                                                        See Notes to
                                                        Financial Statements.

------------------------                                -----------------------

                                   [GRAPHIC]

                         Notes to Financial Statements
                                  (unaudited)

   1. Significant Accounting Policies

   Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

   The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective June 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the three-month period ended August 31, 2001, interest income increased by $16,869 and the change in net unrealized appreciation of investments decreased by $16,869. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $58,758 to reflect the cumulative effect of this change up to the date of the adoption.


------------------------
                                                        ------------------------
                                   [GRAPHIC]

                         Notes to Financial Statements
                            (unaudited) (continued)


   2. Exempt-Interest Dividends and Other Distributions

   The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

   Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

   3. Investment Advisory Agreement, Administration Agreement and Other Transactions

   Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup''), acts as investment adviser to the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the three months ended August 31, 2001, SBFM waived $343,770 of its investment advisory fee.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   4. Investments

   For the three months ended August 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

              ---------------------------------------------------
              Purchases                               $28,601,080
              ---------------------------------------------------
              Sales                                    36,846,389
              ---------------------------------------------------

   At August 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

             ----------------------------------------------------
             Gross unrealized appreciation           $ 23,452,141
             Gross unrealized depreciation            (11,909,453)
             -----------------------------------------------------
             Net unrealized appreciation             $ 11,542,688
             ----------------------------------------------------

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                         Notes to Financial Statements
                            (unaudited) (continued)


   5. Futures Contracts

   Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

   The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

   At August 31, 2001, the Fund did not hold any futures contracts.

   6. Securities Traded on a When-Issued Basis

   In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

   At August 31, 2001, the Fund did not hold any when-issued securities.

   7. Capital Loss Carryforward

   At May 31, 2001, the Fund had, for Federal income tax purposes, approximately $13,879,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on May 31 of the years below:

                                               2007      2008
               ---------------------------------------------------
               Carryforward Amounts          $240,000 $13,639,000
               ---------------------------------------------------

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                         Notes to Financial Statements
                            (unaudited) (continued)


   8. Capital Shares

   At August 31, 2001, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001 per share.
   On June 21, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 2,758,300 shares with a total cost of $26,171,171. For the year ended May 31, 2001, the Fund repurchased (and retired) 370,700 shares with a total cost of $3,648,358. For the three months ended August 31, 2001, the Fund did not repurchase shares.

   On January 16, 2001, the Fund suspended the share repurchase plan.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                             Financial Highlights


For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

                                     2001/(1)/   2001    2000     1999    1998    1997
-----------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                  $11.74    $10.93  $11.97   $12.37  $11.90  $12.11
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)(3)/         0.15      0.60    0.58     0.58    0.54    0.67
  Net realized and unrealized gain
   (loss)                               0.38      0.79   (1.14)   (0.32)   0.83    0.08
----------------------------------------------------------------------------------------
Total Income (Loss)
 From Operations                        0.53      1.39   (0.56)    0.26    1.37    0.75
----------------------------------------------------------------------------------------
Gain From Repurchase of Treasury
 Stock                                    --      0.02    0.12       --      --      --
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.15)    (0.60)  (0.60)   (0.54)  (0.61)  (0.66)
  Net realized gains                      --        --      --    (0.12)  (0.29)  (0.30)
----------------------------------------------------------------------------------------
Total Distributions                    (0.15)    (0.60)  (0.60)   (0.66)  (0.90)  (0.96)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period        $12.12    $11.74  $10.93   $11.97  $12.37  $11.90
----------------------------------------------------------------------------------------
Total Return,
 Based on Market Value/(4)/             4.44%++  20.69%  (3.88)%   0.11%   2.08%   7.89%
----------------------------------------------------------------------------------------
Total Return,
 Based on Net Asset Value/(4)/          4.68%++  13.90%  (2.82)%   2.66%  12.14%   6.59%
----------------------------------------------------------------------------------------
Net Assets, End of Period (millions)    $386      $374    $352     $414    $428    $411
---------------------------------------------------------------------------------------


------------------------
                                                        ------------------------
                                   [GRAPHIC]

                             Financial Highlights
                                  (continued)


For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

                              2001/(1)/  2001    2000    1999     1998    1997
----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                  0.66%+   0.68%   0.89%    0.94%   0.99%    1.00%
  Net investment income/(3)/     5.01+    5.15    5.19     4.72    4.35     5.56
---------------------------------------------------------------------------------
Portfolio Turnover Rate             8%      58%     35%      23%     87%     113%
---------------------------------------------------------------------------------
Market Value, End of Period    $10.99   $10.67  $9.375  $10.375  $11.00  $11.625
--------------------------------------------------------------------------------

(1)For the three months ended August 31, 2001 (unaudited).
(2) The investment adviser waived a portion of its fees for the three months ended August 31, 2001, and the years ended May 31, 2001 and 2000. In addition, the investment adviser and administrator waived a portion of their fees for the year ended May 31, 1999. If such fees were not waived, the per share decreases in net investment income and actual expense ratios would have been as follows:

                             Per share decreases in   Expense ratios
                             net investment income  without fee waivers
                             ---------------------- -------------------
         2001/(1)/                   $0.01                 1.02%+
         2001                         0.04                 1.01
         2000                         0.02                 1.04
         1999                         0.01                 1.02
(3)Without the adoption of the change in the accounting method discussed in
   Note 1, the ratio of net investment income to average net assets would have been 5.00%. Per share, ratios and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income was less than $0.01 per share.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                                Financial Data
                                  (unaudited)


For a share of capital stock outstanding throughout each period:

                                NYSE    Net              Dividend
             Record   Payable  Closing Asset  Dividend Reinvestment
              Date     Date    Price+  Value+   Paid      Price
            --------------------------------------------------------
             6/22/99   6/25/99 $10.563 $11.67  $0.050     $10.61
             7/27/99   7/30/99  10.063  11.67   0.050      10.03
             8/24/99   8/27/99   9.813  11.29   0.050       9.95
             9/21/99   9/24/99   9.688  11.24   0.050       9.70
            10/26/99  10/29/99   9.625  10.85   0.050      10.85
            11/22/99  11/26/99   9.563  11.08   0.050       9.25
            12/27/99  12/30/99   9.000  10.90   0.050       9.10
             1/26/00   1/28/00   9.563  10.76   0.050       9.48
             2/22/00   2/25/00   9.500  10.85   0.050       9.52
             3/28/00   3/31/00   9.313  11.18   0.050       9.46
             4/25/00   4/28/00   9.313  11.14   0.050       9.36
             5/23/00   5/26/00   9.188  10.79   0.050       9.33
             6/27/00   6/30/00   9.750  11.20   0.050       9.91
             7/25/00   7/28/00   9.688  11.37   0.050       9.89
             8/22/00   8/25/00  10.000  11.54   0.050      10.04
             9/26/00   9/29/00   9.688  11.42   0.050       9.80
            10/24/00  10/27/00   9.688  11.49   0.050       9.78
            11/20/00  11/24/00   9.750  11.47   0.050       9.80
            12/26/00  12/29/00   9.938  11.85   0.050      10.25
             1/23/01   1/26/01  10.688  11.92   0.050      10.70
             2/20/01   2/23/01  10.770  11.88   0.050      10.81
             3/27/01   3/30/01  10.450  11.89   0.050      10.58
             4/24/01   4/27/01  10.370  11.65   0.050      10.55
             5/22/01   5/25/01  10.650  11.71   0.050      10.69
             6/26/01   6/29/01  10.400  11.80   0.050      10.61
             7/24/01   7/27/01  10.590  11.88   0.050      10.71
             8/28/01   8/31/01  10.830  12.09   0.050      11.00
            -------------------------------------------------------

+As of record date.

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                                   [GRAPHIC]

                          Dividend Reinvestment Plan
                                  (unaudited)


   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

   If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains

------------------------
                                                        ------------------------
                                   [GRAPHIC]

                          Dividend Reinvestment Plan
                            (unaudited) (continued)

distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                          --------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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                                                        ------------------------
                                   [GRAPHIC]

                              Managed Municipals
                                Portfolio Inc.

Directors
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary
Investment Adviser and
Administrator
Smith Barney Fund Management LLC
125 Broad Street, MF-2
New York, New York 10004

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian
PFPC Trust Company
8800 Tinicom Blvd.
Suite 220
Philadelphia, Pennsylvania 19153

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                                                        ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]



             This report is only intended for shareholders of the
                       Managed Municipals Portfolio Inc.
                            It is not a Prospectus,
              circular or representation intended for use in the
               purchase or sale of shares of the Fund or of any
                      securities mentioned in the report.

                                 FD0776 10/01